Exhibit 99.1

From:     Franklin Resources, Inc.

Investor Relations: Brian Sevilla, (650) 312-4091, brian.sevilla@franklintempleton.com

Corporate Communications:

Matt Walsh, (650) 312-2245, matthew.walsh@franklintempleton.com

Lisa Gallegos, (650) 312-3395, lisa.gallegos@franklintempleton.com

franklinresources.com

Legg Mason. Inc.

Investor Relations:

Alan Magleby, 410-454-5246, afmagleby@leggmason.com

Corporate Communications:

Mary Athridge, 212-805-6035, mkathridge@leggmason.com

FOR IMMEDIATE RELEASE

Franklin Templeton to Acquire Legg Mason, Creating $1.5 Trillion AUM Global Investment Manager

Combined Company to Offer Complementary Investment Strategies

through Expanded Global Distribution Platform

Significant Diversification, Including Increased Alternative and Institutional Assets

Transaction Structured to Ensure Continued Autonomy of Legg Mason Affiliates

While Enhancing Scale of Combined Organization

Franklin Templeton Will Continue to Have Substantial Financial Resources

and Flexibility to Invest in Growth and Innovation

Franklin Templeton and Legg Mason to Hold Joint Investor Conference Call at 8:30 a.m. ET Today

San Mateo, CA, February 18, 2020 – Franklin Resources, Inc. (the “Company”) [NYSE:BEN], a global investment management organization operating as Franklin Templeton, today announced that it has entered into a definitive agreement to acquire Legg Mason, Inc. [NYSE:LM] for $50.00 per share of common stock in an all-cash transaction. The Company will also assume approximately $2 billion of Legg Mason’s outstanding debt. The acquisition of Legg Mason and its multiple investment affiliates, which collectively manage over $806 billion in assets as of January 31, 2020, will establish Franklin Templeton as one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (AUM) across one of the broadest ranges of high-quality investment teams in the industry. The combined footprint of the organization will significantly deepen Franklin Templeton’s presence in key geographies and create an expansive investment platform that is well balanced between institutional and retail client AUM. In addition, the combined platform creates a strong separately managed account business.

“This is a landmark acquisition for our organization that unlocks substantial value and growth opportunities driven by greater scale, diversity and balance across investment strategies, distribution channels and geographies,” said Greg Johnson, executive chairman of the Board of Franklin Resources, Inc. “Our complementary strengths will enhance our strategic positioning and long-term growth potential, while also delivering on our goal of creating a more balanced and diversified organization that is competitively positioned to serve more clients in more places.”

Jenny Johnson, president and CEO of Franklin Templeton, said, “This acquisition will add differentiated capabilities to our existing investment strategies with modest overlap across multiple world-class affiliates, investment teams and distribution channels, bringing notable added leadership and strength in core fixed income, active equities and alternatives. We will also expand our multi-asset solutions, a key growth area for the firm amid increasing client demand for comprehensive, outcome-oriented investment solutions.”

Joseph A. Sullivan, chairman and CEO of Legg Mason, said, “The incredibly strong fit between our two organizations gives me the utmost confidence that this transaction will create meaningful long-term benefits for our clients and provide our shareholders with a compelling valuation for their investment. By preserving the autonomy of each investment organization, the combination of Legg Mason and Franklin Templeton will quickly leverage our collective strengths, while minimizing the risk of disruption. Our clients will benefit from a shared vision, strong client-focused cultures, distinct investment capabilities and a broad distribution footprint in this powerful combination.”

Carol Anthony “John” Davidson, lead independent director of Legg Mason, said, “Today’s announcement marks the beginning of an exciting next chapter for Legg Mason, our investment affiliates and valued clients, who will benefit from a leading global asset manager with the scale to compete and win in today’s markets. I am honored to have had the opportunity to serve as the lead independent director of this dynamic board, and I am truly appreciative of the hard work and dedication of the entire Legg Mason team.”

Nelson Peltz, CEO and Founding Partner of Trian Fund Management, L.P. and a Legg Mason director said, “Given the dynamics of today’s rapidly evolving and increasingly competitive asset management sector, I believe this transaction is compelling. In our view, it offers an attractive valuation for Legg Mason’s shareholders. I believe it will also enable Legg Mason’s investment affiliates to remain at the forefront of an industry where scale is increasingly vital to success and to join Franklin Templeton, an organization that I have deep respect for and confidence in.”

Trian Fund Management, L.P. and funds managed by it, which collectively own approximately 4 million shares or 4.5% of the outstanding stock of Legg Mason, have entered into a voting agreement in support of the transaction.

Jenny Johnson added, “This transaction gives us significant scale, addresses strategic gaps and brings greater balance to our business, while positioning us for accelerated growth in the future. We have incredible respect and admiration for the success Legg Mason and its investment affiliates have achieved and we have structured the transaction to ensure that its affiliates have the right mix of independence and support to continue building on their strong track records. Legg Mason’s investment affiliates will be able to leverage Franklin Templeton’s global infrastructure and ongoing investment in technology and innovation, while clients can take comfort in the combined firm’s financial strength and aligned interests.”

Continued Autonomy for Investment Affiliates

Franklin Templeton has spent significant time with the affiliates and there is strong alignment among all parties in this transaction and shared excitement about the future of the company.

James W. Hirschmann, CEO of Western Asset, a Legg Mason affiliate, said, “Western Asset is excited to be joining the Franklin Templeton family, a firm with a long and storied history of proven financial performance and a leadership team and board with decades of asset management experience who value our investment independence and organizational autonomy. Like us, Franklin Templeton understands the importance of culture, teams and core values to achieving outstanding investment results for clients.”

Terrence J. Murphy, CEO of ClearBridge Investments, a Legg Mason affiliate, said, “As part of Franklin Templeton, we are confident that we will retain the strong culture that has defined our success as a recognized market leader in active equities. Their commitment to investment autonomy, augmented by the scale and reach that the combined organization will provide, will allow us to deliver for our existing clients and expand our ability to deliver our investment capabilities in new channels and regions. We are very pleased to join the team at Franklin Templeton and excited about what we can do together.”

Organizational Structure and Parent Company Integration

With this acquisition, Franklin Templeton will preserve the autonomy of Legg Mason’s affiliates, ensuring that their investment philosophies, processes and brands remain unchanged. As with any acquisition, the pending integration of Legg Mason’s parent company into Franklin Templeton’s, including the global distribution operations at the parent company level, will take time and only commence after careful and deliberate consideration.

Following the closing of the transaction, Jenny Johnson will continue to serve as president and CEO, and Greg Johnson will continue to serve as executive chairman of the Board of Franklin Resources, Inc. There will be no changes to the senior management teams of Legg Mason’s investment affiliates. Global headquarters will remain in San Mateo, CA and the combined firm will operate as Franklin Templeton.

After careful consideration, EnTrust Global, a Legg Mason affiliate that provides alternative investment solutions, and Franklin Templeton, jointly agreed that it was in their best interest that EnTrust repurchase its business, which will be acquired by its management at closing. EnTrust will maintain an ongoing relationship with Franklin Templeton. Jenny Johnson added, “EnTrust is an excellent business and we recognize and appreciate their desire to once again become a private company. We have appreciated their collaboration in our discussions and look forward to our ongoing relationship.”

Transaction Details

The all-cash consideration of $4.5 billion will be funded from the Company’s existing balance sheet cash. Franklin Templeton will also assume approximately $2 billion in Legg Mason’s outstanding debt. Upon closing of the transaction, Franklin Templeton expects to maintain a robust balance sheet and considerable financial flexibility with pro forma gross debt of approximately $2.7 billion with remaining cash and investments of approximately $5.3 billion. This transaction is designed to preserve the Company’s financial strength and stability with modest leverage, significant liquidity and strong cash flow to provide ongoing flexibility to invest in further growth and innovation.

This transaction is expected to generate upper twenties percentage GAAP EPS accretion in Fiscal 2021 (based on street consensus earnings estimates for each company), excluding one-time charges, non-recurring and acquisition related expenses.

While cost synergies have not been a strategic driver of the transaction, there are opportunities to realize efficiencies through parent company rationalization and global distribution optimization. These are expected to result in approximately $200 million in annual cost savings, net of significant growth investments Franklin Templeton expects to make in the combined business and in addition to Legg

Mason’s previously announced cost savings. The majority of these savings are expected to be realized within a year, following the close of the transaction, with the remaining synergies being realized over the next one to two years.

The transaction has been unanimously approved by the boards of Franklin Resources, Inc. and Legg Mason, Inc. This transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals and approval by Legg Mason’s shareholders, and is expected to close no later than the third calendar quarter of 2020.

Broadhaven Capital Partners, LLC and Morgan Stanley & Co LLC served as financial advisors to Franklin Resources, Inc. Ardea Partners LP also provided advice. Willkie Farr & Gallagher LLP acted as external legal counsel. PJT Partners served as the lead financial advisor to Legg Mason. J.P. Morgan Securities LLC also served as financial advisor to Legg Mason. Weil, Gotshal & Manges LLP served as lead counsel to Legg Mason and Skadden, Arps, Slate, Meagher & Flom LLP served as special counsel to Legg Mason. Dechert LLP served as legal counsel to EnTrust Global.

Conference Call Information

Executives from Franklin Templeton and Legg Mason will lead a live teleconference today at 8:30 a.m. Eastern Time. Access to the teleconference will be available by dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally, and a supplementary presentation will be available to investors via franklinresources.com. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 internationally, using access code 13699226, after 11:30am ET on February 18, 2020 through March 18, 2020.

About Legg Mason

Guided by a mission of Investing to Improve Lives™, Legg Mason helps investors globally achieve better financial outcomes by expanding choice across investment strategies, vehicles and investor access through independent investment managers with diverse expertise in equity, fixed income, alternative and liquidity investments. Legg Mason’s investment affiliates operate with investment independence and have specialized expertise across asset classes and markets around the globe. The firm’s affiliates include: Brandywine Global, Clarion Partners, ClearBridge Investments, Martin Currie, QS Investors, Royce Investment Partners, and Western Asset. Legg Mason’s assets under management are $806 billion as of January 31, 2020.

About Franklin Templeton

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Franklin Templeton’s goal is to deliver better outcomes by providing global and domestic investment management to retail, institutional and sovereign wealth clients in over 170 countries. Through specialized teams, the Company has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. The Company’s more than 600 investment professionals are supported by its integrated, worldwide team of risk management professionals and global trading desk network. With employees in over 30 countries, the California-based company has more than 70 years of investment experience and approximately $688 billion in assets under management as of January 31, 2020. For more information, please visit investors.franklinresources.com.

Forward-Looking Statements

Statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements.

Various forward-looking statements in this press release relate to the acquisition by Franklin Resources, Inc. (“Franklin”) of Legg Mason, Inc. (“Legg Mason”), including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this press release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Legg Mason by Franklin. In connection with the proposed merger, Legg Mason will file with the SEC and furnish to Legg Mason’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through our website at www.leggmason.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Legg Mason may be deemed “participants” in the solicitation of proxies from stockholders of Legg Mason in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Legg Mason in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Legg Mason’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with Legg Mason’s 2019 Annual Meeting of Shareholders, filed with the SEC on June 6, 2019.